                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 11, 2000





                           DANKA BUSINESS SYSTEMS PLC
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             UNITED KINGDOM           0-20828             98-0052869
             --------------           -------             ----------
             (STATE OR OTHER        (COMMISSION         (IRS EMPLOYER
             JURISDICTION OF        FILE NUMBER)      IDENTIFICATION NO.)
              INCORPORATION)


                  11201 DANKA CIRCLE NORTH
                  ST. PETERSBURG, FLORIDA                     33716
                  ------------------------                    -----
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 727-576-6003

ITEM 5.  OTHER EVENTS.

         On July 11, 2000, Danka Business Systems PLC ("Danka" or the "Company") announced the retirement of two the Company' current Directors, Keith J. Merrifield and James F. White, Jr., at the Annual General Meeting held in London England.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DANKA BUSINESS SYSTEMS PLC


                                        By: /s/ Keith Nelsen
                                           ------------------------------------
                                                Keith Nelsen
                                        Its:    Senior Vice President and
                                                General Counsel



Dated: July 21, 2000